UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2017

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

(Address of principal executive offices)

(800) 213-0689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 7, 2017, in furtherance of the Company’s ongoing product commercialization efforts, the Company entered into the following agreements with two separate entities:

1. Consulting Agreement entered into as of July 7, 2017 by and between the Company and Thomas Mean; and

2. Consulting Agreement entered into as of July 7, 2017 by and between the Company and Custom LED Systems.

Redacted copies of each of the above reference agreements are annexed hereto as Exhibits 10.1 and 10.2 respectively. Please refer to “Item 9.01. Financial Statements and Exhibits.”

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1*	Consulting Agreement entered into as of July 7, 2017 by and between the Company and ****;

10.2*	Consulting Agreement entered into as of July 7, 2017 by and between the Company and ****

__________

* Portions of this exhibit (indicated by **** asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 13, 2017.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name:	John Conklin
Title:	President and Chief Executive Officer

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